SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of report (Date of earliest event reported):  October 8, 2003
                                                   (October 2, 2003)

                            DOV Pharmaceutical, Inc.
               (Exact name of registrant as specified in charter)

          Delaware                       000-49730               22-3374365
(State or other jurisdiction     (Commission file number)      (IRS employer
     of incorporation)                                      identification no.)

                   433 Hackensack Avenue, Hackensack, NJ 07601
               (Address of principal executive offices) (Zip code)

                                 (201) 968-0980
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

On October 2, 2003, registrant issued a press release, a copy of which is included as an exhibit to this filing.

Item 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibit is furnished herewith:

Exhibit
Number   Title
------   -----

99.1     Press release dated October 2, 2003, issued by registrant

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              DOV Pharmaceutical, Inc.


Date: October 8, 2003                         /s/ Arnold Lippa
                                              ----------------
                                              Arnold Lippa
                                              Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1         Press release dated October 2, 2003, issued by registrant